                 1995 SECOND CONSOLIDATED AMENDMENT AGREEMENT TO
                      LOAN AGREEMENT AND RELATED DOCUMENTS


         THIS AMENDMENT AGREEMENT, made and entered into as of this 1 day of September, 1995, by and between SPEIZMAN INDUSTRIES, INC., a Delaware corporation (the "Borrower") and NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS), a national banking association (the "Lender");


                              W I T N E S S E T H:


         WHEREAS, pursuant to a Loan Agreement dated as of April 19, 1994, as amended by 1995 Consolidated Amendment Agreement to Loan Agreement and Related Documents dated May 31, 1995, between the Borrower and the Lender (collectively the "Loan Agreement"), arrangements were made for the extension by the Lender to the Borrower of credit on the terms and conditions thereof;

         WHEREAS, under the Loan Agreement, the Borrower has issued to the Lender its Revolving Credit Note dated April 19, 1994 in the principal amount of $2,000,000 (the "Note");

         WHEREAS, under the Loan Agreement, the Borrower has obtained a letter of credit facility of up to $14,000,000 for the issuance of documentary letters of credit for the purposes set forth in the Loan Agreement (the "Letter of Credit Facility");

         WHEREAS, collateral for the indebtedness and obligations of the Borrower in respect of the Loan Agreement, Note and Letter of Credit Facility is provided under a Security Agreement dated April 19, 1994 (the "Security Agreement") between the Borrower and the Lender;

         WHEREAS, the Borrower has requested that the Lender increase the Line of Credit Loan (as defined in the Loan Agreement), on a temporary basis, from $2,000,000 to $2,700,000, all as provided herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein set forth, it is hereby agreed as follows:

         1. Terms. All terms used herein without definition, unless the context clearly requires otherwise, shall have the meanings provided therefor in the Loan Agreement.

         2.       Amendment to Loan Agreement; Confirmation of Liens.

         (i) The following paragraph is added to Section 2.1 of the Loan Agreement:

                  "The Borrower and Lender agree that, for the period September 1, 1995 to September 25, 1995, the Committed Amount shall be increased from $2,000,000 to $2,700,000. Effective September 26, 1995, the
         Committed Amount shall be automatically reduced back to $2,000,000 and, on such date, an amount of principal shall be due on the Note equal to the amount necessary to reduce the outstanding principal balance to $2,000,000. To evidence the increase in the Committed Amount, the Borrower will execute the Note Modification Agreement in the form of Exhibit A attached hereto. All references to Note in the Loan Agreement shall mean the Note as modified by the Note Modification Agreement."

         (ii) The Borrower hereby agrees and confirms that all liens and security interests securing the indebtedness evidenced by the Note shall cover all additional indebtedness created under the Note and that the liens and security interests created under the Loan Documents, including the Security Agreement and the Cash Collateral Documents, shall cover all indebtedness evidenced by the Note as modified by the Note Modification Agreement.

         3. Representations and Warranties. The Borrower hereby represents and warrants that:

                  (A) The representations and warranties contained in Article V of the Loan Agreement are hereby made by the Borrower on and as of the date hereof except the representations of Sections 5.3 and 5.4 shall refer to the most recent financial statements delivered under Section
         7.1 of the Loan Agreement.

                  (B) There has been no change, and there exists no prospective change, in the condition, financial or otherwise, of the Borrower since the date of the most recent financial reports received by the Lender, other than changes in the ordinary course of business, none of which has been a materially adverse change;

                  (C) The business and properties of the Borrower are not, and since the date of the most recent financial reports thereof received by Lender have not, been materially adversely affected as the result of any fire, explosion, earthquake, chemical spill, accident, strike, lockout, combination of workmen, flood, embargo, riot, or cancellation or loss of any major contracts;

                  (D) No event has occurred and no condition exists which, either prior to or upon the consummation of the transactions contemplated hereby, constitutes an Event of Default under the Loan Agreement, either immediately or with the lapse of time or the giving of notice, or both;

                  (E) The property which is collateral for the indebtedness of the Borrower to the Lender under the Security Agreement and other collateral documents of the Borrower in favor of the Lender are subject to no liens or encumbrances except Permitted Liens;

                  (F) The execution, delivery and performance by the Borrower of its obligations under this Amendment Agreement will not cause a violation or default under any indenture, loan agreement, or other agreement of, or applicable to, the Borrower; and

                  (G) The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment Agreement; each of such documents has been duly authorized, executed and delivered; and each of such documents constitutes a valid, binding and enforceable instrument, obligation or agreement of the Borrower, in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally.

         4. Effectiveness of Documents. The terms and conditions hereof shall not be effective until each of the following are delivered to the Lender:

                  (A) Amendment Agreement and Note Modification Agreement. Two fully executed originals of this Amendment Agreement and an executed copy of the Note Modification Agreement.

                  (B) Resolutions of Borrower. Resolutions of the Borrower certified by its secretary or assistant secretary as of the date hereof, approving and adopting this Amendment Agreement and the other documents to be executed by the Borrower.

                  (C) Opinions. An opinion of counsel to the Borrower covering the matters covered by its prior opinion on the Loan Agreement.

                  (D) Charter Documents. Copy of a Good Standing Certificate of the State of Delaware concerning Borrower and the Articles of Incorporation of Borrower certified by the Secretary of State of Delaware to be a true and correct copy as currently in effect and a copy of the Bylaws certified by the Secretary of the Borrower to be a true and correct copy as currently in effect.

                  (E) Certificate of Authority. Certificate of a recent date of the Secretary of State of North Carolina as to the authority of the Borrower to do business in North Carolina and the good standing of the Borrower.

                  (F) No Litigation Certificate. Certificate of the chief financial officer of the Borrower to the effect that no litigation or proceedings are pending or threatened which might reasonably be expected to adversely affect the Borrower's ability to perform its obligations under this Agreement or operation of the Borrower's business.

                  (G) Other Documents, Etc. Such other documents, instruments and certificates as the Lender may reasonably request.

         5.       Miscellaneous.

                  (A) This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties, or commitments, express or implied, have been made by any other party to the other regarding the subject matter hereof. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled, orally or otherwise, except in a writing, signed by the party to be charged therewith, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof, unless expressly so stated.

                  (B) Except as hereby specifically amended, modified, or supplemented, the Loan Agreement, the Loan Documents and all other agreements, documents, and instruments related thereto are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  (C) This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

                  (D) This Amendment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  (E) Upon request of the Lender, each of the parties hereto will duly execute and deliver or cause to be duly executed and delivered to the Lender such further instruments and do and cause to be done such further acts that may be reasonably necessary or proper in the opinion of the Lender to carry out more effectively the provisions and purposes hereof, including documents deemed necessary by the Lender to more fully evidence the obligations of Borrower to Lender and protect and perfect the collateral therefor.

                  (F) The Borrower agrees to pay all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of the documents executed in connection with this Amendment Agreement, including without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender.


                      [Signatures appear on following page]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date hereof by the Company and the Lender.

ATTEST:                               SPEIZMAN INDUSTRIES, INC.


(Signature of: Josef Sklut)           By: (Signature of Robert S. Speizman)
- -----------------------------              -------------------------------
- ---------- Secretary                  Name: Robert S. Speizman
                                            ------------------------------
                                      Title: President
                                             -----------------------------



                                      NATIONSBANK, NATIONAL ASSOCIATION
                                      (CAROLINAS)


                                      By: (Signature of J. Timothy Martin)
                                          -------------------------------
                                      Name: J. Timothy Martin
                                            -----------------------------
                                      Title: Sr. Vice President
                                             ----------------------------

                           NOTE MODIFICATION AGREEMENT

         THIS NOTE MODIFICATION AGREEMENT, made and entered into as of this 1 day of September, 1995, by and between SPEIZMAN INDUSTRIES, INC., a Delaware corporation ("Borrower"), and NATIONSBANK, NATIONAL ASSOCIATION (CAROLINAS), a national banking corporation (the "Lender");


                              W I T N E S S E T H:


         WHEREAS, pursuant to a Loan Agreement dated as of April 19, 1994, as amended by 1995 Consolidated Amendment Agreement to Loan Agreement and Related Documents dated May 31, 1995, between the Borrower and the Lender (collectively the "Loan Agreement"), arrangements were made for the extension by the Lender to the Borrower of credit on the terms and conditions thereof;

         WHEREAS, under the Loan Agreement, the Borrower has issued to the Lender its Revolving Credit Note dated April 19, 1994 in the principal amount of $2,000,000 (the "Note");

         WHEREAS, the Borrower has requested that the Lender increase the Line of Credit Loan (as defined in the Loan Agreement), on a temporary basis, from $2,000,000 to $2,700,000, all as provided herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein set forth, it is hereby agreed by the parties as follows:

         1.  Amendment of Note.  The Lender and Borrower hereby agree that the
Note is hereby amended as follows:

             (a) All references to "$2,000,000" shall be changed to "$2,700,000" and the reference to "Two Million and No/100 Dollars ($2,000,000)" in the first paragraph on page one of the Note is changed to "Two Million Seven Hundred Thousand and No/100 Dollars ($2,700,000)".

             (b) The following sentence is added to the end of the first paragraph on page one: "After September 26, 1995, the maximum principal amount which may be outstanding under this
                  Note is $2,000,000. On September 26, 1995, the Borrower shall repay a principal amount on this Note equal to the amount necessary to reduce the principal balance hereof to $2,000,000."

         The Borrower hereby ratifies and confirms its obligations under the Loan Agreement, the Note and all related documents securing or evidencing the Note.

         2. Counterparts. This Modification Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         3. No Novation. The Modification Agreement is not a novation or refinancing of the indebtedness evidenced by the Note, but merely an amendment to the terms thereof.

         IN WITNESS WHEREOF, this Modification Agreement has been duly executed as of the date hereof by the undersigned parties.

                                      BORROWER:

ATTEST:                               SPEIZMAN INDUSTRIES, INC.


(Signature of: Josef Sklut)           By: (Signature of Robert S. Speizman)
- -----------------------------              -------------------------------
- ---------- Secretary                  Title: President
                                             -----------------------------
(SEAL)

                                      LENDER:

                                      NATIONSBANK, NATIONAL ASSOCIATION
                                      (CAROLINAS)


                                      By: (Signature of J. Timothy Martin)
                                          -------------------------------
                                          Sr. Vice President
                                          -------------------------------



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